UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2024

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-41786	26-3455189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2909 Hillcroft, Suite 420
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 467-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 427 under the Securities Act (17 CFR 230.427)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Amendment No. 2 to Current Report on Form 8-K/A (this "Amendment No. 2") amends the Current Report on Form 8-K of Silver Star Properties REIT, Inc. (the “Company”) as originally filed with the Securities and Exchange Commission on January 16, 2024 (the “Original Filing”), as amended by Amendment No. 1 to the Original Filing filed on January 19, 2024. This Amendment No. 2 amends and restates Item 8.01, including regarding the number of shares to be issued in the Exchange and the NAV per share of Common Stock. No other changes have been made from the Original Filing, as amended by Amendment No. 1.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in Item 8.01 is incorporated herein by reference.

No underwriters were involved in the Exchange. The consideration received by the Company for the Exchange was the termination of all previously outstanding Rights. The Common Stock is issued by the Company pursuant to the Exchange pursuant to the exemption from registration provided by Section 3(a)(9) under the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by this Item 3.03, the information contained in Items 3.02 and 8.01 is incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed, the Company implemented a Rights Agreement, dated as of August 18, 2023 (the "Rights Agreement"), between the Company and Phoenix American Financial Services, Inc., as Rights Agent (the "Rights Agent"). Capitalized terms used in this report and not otherwise defined have the definitions ascribed to them in the Rights Agreement.

On January 13, 2024, the Board of Directors (the “Board”) of the Company determined that certain shareholders had become Acquiring Persons pursuant to the Rights Agreement, causing a Flip-In Event, and the Board set December 13, 2023 as the Distribution Date in accordance with the Rights Agreement.

In accordance with Section 24 of the Rights Agreement, the Board has directed the Company to exchange (the “Exchange”) each previously issued Right which has not become void for one share of common stock, par value $0.001 per share, of the Company (the "Common Stock”). The Exchange will result in the issuance of approximately 31,315,910 shares of Common Stock in the aggregate to holders, including 1,128,578 shares of Common Stock to be held in escrow pending determination by the Company as to whether certain shareholders have also become Acquiring Persons pursuant to the Rights Agreement.

Accordingly, shareholders other than the Acquiring Persons will receive one share of Common Stock for each share of Common Stock that they owned as of the Distribution Date at no additional cost and with no action on their part. Shareholders will receive a letter from the Rights Agent with more information. The Exchange may constitute a taxable event to shareholders. Each shareholder should seek his or her own advice as to tax and related matters concerning the Exchange and his or her ownership of stock in the Company.

Additionally, the Board also ratified the original Rights dividend and the adoption of the Rights Agreement under Maryland law as of August 18, 2023 and approved the filing of Articles of Validation (the “Articles of Validation”), which validated the Articles Supplementary originally filed with the Maryland State Department of Assessments & Taxation (“SDAT”) on August 29, 2023. The Articles of Validation were filed with SDAT on January 16, 2024.

On April 13, 2023, the Executive Committee of the Board determined an estimated net asset value (“NAV”) per share of our Common Stock of $6.25 per share as of December 31, 2022. This determination was reported by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2023.

The NAV per share of our Common Stock, determined as of December 31, 2022, was based on estimated NAV attributable to Common Stock holders of $227,618,000 divided by 36,410,684 issued and outstanding shares of Common Stock and operating partnership units (“OP Units”).

As a result of the issuance of approximately 31,315,910 shares of Common Stock pursuant to the Exchange, the NAV per share of Common Stock as of December 31, 2022, would be, on a proforma basis, $3.36 per share of Common Stock and OP Unit.

The Company has not calculated, and the Board has not evaluated or determined, either the NAV or the NAV per share of Common Stock and OP Unit since its determination described above. The proforma calculation is provided for shareholders and their respective investment advisors and solely for information purposes only.

Item 7.01. Regulation FD Disclosure.

On January 15, 2024, the Company issued a press release disclosing the Company’s actions pursuant to the Rights Agreement, a copy of which is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, are “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The furnishing of the remarks is not intended to constitute a representation that such furnishing is required by Regulation FD or that the remarks include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
99.1+	Press Release dated December January 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Incorporated by reference to Form 8-K filed January 16, 2024

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)

By: /s/ Louis T. Fox III
Name: Louis T. Fox III
Title: Chief Financial Officer

Date:  January 24, 2024